KITE REALTY GROUP TRUST

QUARTERLY FINANCIAL SUPPLEMENT

March 31, 2009

Investor Relations Contacts:

Daniel R. Sink, Chief Financial Officer

Adam Chavers, Director of Investor Relations

30 S. Meridian Street

Indianapolis, IN 46204

317.577.5600

SUPPLEMENTAL INFORMATION – MARCH 31, 2009

PAGE NO.	TABLE OF CONTENTS

3	Corporate Profile
4	Contact Information
5	Important Notes
6	Corporate Structure Chart
7	Condensed Consolidated Balance Sheets
8	Consolidated Statements of Operations for the Three Months Ended March 31
9	Funds from Operations and Other Financial Information for the Three Months Ended March 31
10	Market Capitalization
11	Same Property Net Operating Income for the Three Months Ended March 31
12	Net Operating Income by Quarter
13	Summary of Outstanding Debt as of March 31, 2009
14	Schedule of Outstanding Debt as of March 31, 2009
17	Refinancing Update
18	Joint Venture Summary – Unconsolidated Properties
19	Condensed Combined Balance Sheets of Unconsolidated Properties
20	Condensed Combined Statements of Operations of Unconsolidated Properties for the Three Months Ended March 31
21	Top 10 Retail Tenants by Gross Leasable Area
22	Top 25 Tenants by Annualized Base Rent
23	Lease Expirations – Operating Portfolio
24	Lease Expirations – Retail Anchor Tenants
25	Lease Expirations – Retail Shops
26	Lease Expirations – Commercial Tenants
27	Summary Retail Portfolio Statistics Including Joint Venture Properties
28	Summary Commercial Portfolio Statistics
29	Current Development Pipeline
30	Current Redevelopment Projects
31	Visible Shadow Pipeline
32	Geographic Diversification – Operating Portfolio
33	Operating Retail Properties
37	Operating Commercial Properties
38	Retail Operating Portfolio – Tenant Breakdown

p.2	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate company engaged primarily in the development, construction, acquisition, ownership and operation of high-quality neighborhood and community shopping centers in selected markets in the United States. We are organized as a real estate investment trust ("REIT") for federal income tax purposes. As of March 31, 2009, we owned interests in 55 operating properties totaling approximately 8.5 million square feet, an additional 0.4 million square feet in three properties currently under development and another 0.5 million square feet in six properties under redevelopment.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of new developments and acquisitions. New investments are focused in the shopping center sector, although we may selectively pursue commercial development or acquisition opportunities in markets where we currently operate and where we believe we can leverage existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of March 31, 2009

➢	Operating Retail Properties	51
➢	Operating Commercial Properties	4
➢	Total Properties Under Development	3
➢	Total Properties Under Redevelopment	6
➢	States	9
➢	Total GLA/NRA of Operating Properties	8,497,744
➢	Owned GLA/NRA of Operating Properties	5,443,791
➢	Owned GLA of Properties Under Development/Redevelopment	906,026
➢	Percentage of Owned GLA/NRA Leased – Total Portfolio	90.8%
➢	Percentage of Owned GLA Leased – Retail Operating	90.2%
➢	Percentage of Owned NRA Leased – Commercial Operating	97.2%
➢	Total Full-Time Employees, including 70 home office employees	100

Stock Listing: New York Stock Exchange symbol: KRG

p.3	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

CONTACT INFORMATION

Corporate Office

30 South Meridian Street, Suite 1100

Indianapolis, IN 46204

1-888-577-5600

317-577-5600

www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Dan Sink, Chief Financial Officer	BMO Capital Markets	Keefe, Bruyette & Woods
Adam Chavers, Director of Investor Relations	Mr. Paul E. Adornato, CFA	Stephen Swett
Kite Realty Group Trust	(212) 885-4170	(212) 887-3680
30 South Meridian Street, Suite 1100	paul.adornato@bmo.com	sswett@kbw.com
Indianapolis, IN 46204
(317) 577-5609	Citigroup Global Markets	Raymond James
dsink@kiterealty.com	Mr. Michael Bilerman	Mr. Paul Puryear
achavers@kiterealty.com	(212) 816-1383	(727) 567-2253
	michael.bilerman@citigroup.com	paul.puryear@raymondjames.com
Transfer Agent:
	Goldman, Sachs & Co.	RBC Capital Markets
BNY Mellon Shareholder Services	Mr. Jonathan Haberman	Mr. Rich Moore
Mr. James Balsan	(917) 343-4260	(440) 715-2646
480 Washington Blvd., 29th Floor	jonathan.haberman@gs.com	rich.moore@rbccm.com
Jersey City, NJ 07310
(800) 820-8521	Janney Montgomery Scott	Stifel, Nicolaus & Company, Inc.
	Stephie M. Krewson/Daniel P. Donlan	Mr. David M. Fick, CPA/Mr. Nathan Isbee
	(215) 665-6385/(215) 665-6476	(443) 224-1308/(443) 224-1346
Stock Specialist:	skrewson@jmsonline.com	dmfick@stifel.com
	ddonlan@jmsonline.com	nisbee@stifel.com
Barclays Capital
45 Broadway		Wachovia Capital Markets
20th Floor		Mr. Jeffrey J. Donnelly, CFA
New York, NY 10006		(617) 603-4262
(646) 333-7000		jeff.donnelly@wachovia.com

p.4	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

IMPORTANT NOTES

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2009 to be filed on or about May 8, 2009, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	national and local economic, business, real estate and other market conditions, particularly in light of the current recession and governmental action and policies;
•	financing risks; including access to capital at desirable terms
•	the level and volatility of interest rates;
•	financial stability of tenants; including their ability to pay rent;
•	the competitive environment in which the Company operates;
•	acquisition, disposition, development and joint venture risks;
•	property ownership and management risks;
•	the Company’s ability to maintain its status as a REIT for federal income tax purposes;
•	potential environmental and other liabilities;
•	other factors affecting the real estate industry generally; and
•

other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form

10-K for the fiscal year ended December 31, 2008 and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds from Operations

Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

p.5	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

CORPORATE STRUCTURE CHART – MARCH 31, 2009

p.6	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	March 31, 2009	December 31, 2008

Assets:
Investment properties, at cost:
Land	$228,369,439	$227,781,452
Land held for development	23,074,389	25,431,845
Buildings and improvements	698,951,428	690,161,336
Furniture, equipment and other	5,041,033	5,024,696
Construction in progress	195,067,908	191,106,309

	1,150,504,197	1,139,505,638
Less: accumulated depreciation	(110,516,127)	(104,051,695)

	1,039,988,070	1,035,453,943
Cash and cash equivalents	9,980,536	9,917,875
Tenant receivables, including accrued straight-line rent of $7,558,214 and $7,221,882, respectively, net of allowance for uncollectible accounts	16,220,967	17,776,282
Other receivables	8,733,645	10,357,679
Investments in unconsolidated entities, at equity	11,090,328	1,902,473
Escrow deposits	12,309,338	11,316,728
Deferred costs, net	20,906,587	21,167,288
Prepaid and other assets	4,585,162	4,159,638

Total Assets	$1,123,814,633	$1,112,051,906

Liabilities and Equity:
Mortgage and other indebtedness	$704,676,288	$677,661,466
Accounts payable and accrued expenses	43,038,827	53,144,015
Deferred revenue and other liabilities	24,498,750	24,594,794

Total Liabilities	772,213,865	755,400,275
Commitments and contingencies
Redeemable noncontrolling interests in the Operating Partnership	66,312,906	67,276,904
Equity:
Kite Realty Group Trust Shareholders’ Equity:
Preferred Shares, $.01 par value, 40,000,000 shares authorized, no shares issued and outstanding	—	—
Common Shares, $.01 par value, 200,000,000 shares authorized 34,187,241 shares and 34,181,179 shares issued and outstanding at March 31, 2009 and December 31, 2008, respectively	341,872	341,812
Additional paid in capital and other	343,825,990	343,631,595
Accumulated other comprehensive loss	(7,504,706)	(7,739,154)
Accumulated deficit	(55,788,074)	(51,276,059)

Total Kite Realty Group Trust Shareholders’ Equity	280,875,082	284,958,194
Noncontrolling Interests	4,412,780	4,416,533

Total Equity	285,287,862	289,374,727

Total Liabilities and Equity	$1,123,814,633	$1,112,051,906

p.7	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

CONSOLIDATED STATEMENTS OF OPERATIONS – THREE MONTHS (UNAUDITED)

	Three Months Ended March 31,

	2009	2008

Revenue:
Minimum rent	$17,985,844	$17,884,128
Tenant reimbursements	4,695,681	5,018,938
Other property related revenue	1,588,108	5,157,085
Construction and service fee revenue	6,148,995	4,288,522

Total revenue	30,418,628	32,348,673
Expenses:
Property operating	5,590,600	4,361,771
Real estate taxes	2,793,765	3,054,349
Cost of construction and services	5,559,316	3,764,234
General, administrative, and other	1,343,470	1,709,950
Depreciation and amortization	7,511,438	8,028,663

Total expenses	22,798,589	20,918,967

Operating income	7,620,039	11,429,706
Interest expense	(6,776,508)	(7,253,566)
Income tax expense of taxable REIT subsidiary	(37,952)	(1,153,228)
Other income	48,899	65,232
Income from unconsolidated entities	31,500	61,174

Income from continuing operations	885,978	3,149,318
Income from discontinued operations	—	330,823

Consolidated net income	885,978	3,480,141
Net income attributable to noncontrolling interests	(184,736)	(772,842)

Net income attributable to Kite Realty Group Trust	$701,242	$2,707,299

Income per common share – basic & diluted
Income from continuing operations attributable to Kite Realty Group Trust common shareholders	$0.02	$0.08
Income from discontinued operations attributable to Kite Realty Group Trust common shareholders	—	0.01

Net income attributable to Kite Realty Group Trust common shareholders	$0.02	$0.09

Weighted average common shares outstanding - basic	34,184,305	29,028,953

Weighted average common shares outstanding - diluted	34,220,160	29,059,809

Dividends declared per common share	$0.1525	$0.2050

Net income attributable to Kite Realty Group Trust common shareholders:
Income from continuing operations	$701,242	$2,450,250
Discontinued operations	—	257,049

Net income attributable to Kite Realty Group Trust	$701,242	$2,707,299

p.8	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION –THREE MONTHS

	Three Months Ended March 31,

	2009	2008

Consolidated net income	$885,978	$3,480,141
Deduct net (income) loss attributable to noncontrolling interests in properties	(20,247)	4,156
Add depreciation and amortization of consolidated entities, net of noncontrolling interests in properties	7,380,243	7,983,114
Add depreciation and amortization of unconsolidated entities	52,136	101,057

Funds From Operations of the Kite Portfolio[1]	8,298,110	11,568,468
Deduct redeemable noncontrolling interests in Funds From Operations	(1,576,641)	(2,579,768)

Funds From Operations allocable to the Company[1]	$6,721,469	$8,988,700

Basic FFO per share of the Kite Portfolio	$0.20	$0.31

Diluted FFO per share of the Kite Portfolio	$0.20	$0.31

Basic weighted average Common Shares outstanding	34,184,305	29,028,953

Diluted weighted average Common Shares outstanding	34,220,160	29,059,809

Basic weighted average Common Shares and Units outstanding	42,236,784	37,367,201

Diluted weighted average Common Shares and Units outstanding	42,272,639	37,398,057

Other Financial Information:
Recurring capital expenditures[2]
Tenant improvements – Retail	$88,590	$43,085
Tenant improvements – Commercial[3]	-	94,417
Leasing commissions – Retail	56,716	146,966
Leasing commissions – Commercial[3]	-	67,336
Capital improvements[3]	67,725	56,751
Scheduled debt principal payments	867,111	705,616
Straight-line rent	336,333	320,857
Market rent amortization income from acquired leases	782,430	691,901
Market debt adjustment	107,714	107,714
Capitalized interest	2,064,743	2,589,858
Mark to market lease amount in Deferred Revenue and Other Liabilities on consolidated balance sheet	14,885,222
Additional Construction in Progess not in development pipeline[4]	54,909,228

____________________
1

“Funds From Operations of the Kite Portfolio” measures 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds From Operations allocable to the Company” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

2	Excludes tenant improvements and leasing commissions relating to development projects and first-generation space.

3	A portion of these capital improvements are reimbursed by tenants and are revenue producing.

4	Represents projects being developed in phases or in transition to operating portfolio.

p.9	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

MARKET CAPITALIZATION AS OF MARCH 31, 2009

	As of March 31, 2009

		Total	Percent of
	Percent of	Market	Total Market
	Total Equity	Capitalization	Capitalization

Equity Capitalization:

Total Common Shares Outstanding	80.9%	34,187,241

Operating Partnership ("OP") Units Outstanding	19.1%	8,052,479

Combined Common Shares and OP Units	100.0%	42,239,720

Market Price of Common Shares at March 31, 2009		$2.45

Total Equity Capitalization		$103,487,314	14%

Debt Capitalization:
Company Outstanding Debt		$704,676,288

Less: Partner Share of Consolidated Joint Venture Debt		(54,644,956)

Company Share of Outstanding Debt		650,031,332

Pro-rata Share of Unconsolidated Joint Venture Debt		15,647,182

Less: Cash and Cash Equivalents		(9,980,536)

Total Net Debt Capitalization		$655,697,978	86%

Total Market Capitalization		$759,185,292	100%

p.10	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

SAME PROPERTY NET OPERATING INCOME (NOI)

	Three Months Ended March 31

	2009	2008	% Change

Number of properties at period end[1]	47	47

Occupancy at period-end	91.7%	90.9%
Minimum rent	$14,891,523	$15,169,563
Tenant recoveries	3,970,190	4,124,481
Other income	521,974	475,361
Pro rata share of revenue – unconsolidated joint venture properties	195,175	189,194

	19,578,862	19,958,599

Property operating expenses	3,562,051	3,610,956
Real estate taxes	2,670,464	2,670,056
Pro rata share of expenses – unconsolidated joint venture properties	68,726	61,908

	6,301,241	6,342,920

Net operating income – same properties (47 properties)[2]	13,277,621	13,615,679	-2.5%

Reconciliation to Most Directly Comparable GAAP Measure:

Net operating income – same properties	$13,277,621	$13,615,679
Other income (expense), net	(12,576,379)	(10,908,380)

Net income attributable to Kite Realty Group Trust	$701,242	$2,707,299

____________________
1	Same Property analysis excludes properties acquired and under redevelopment.

2

Same Property net operating income is considered a non-GAAP measure because it excludes net gains from outlot sales, write offs of straight-line rent and lease intangibles, bad debt expense, lease termination fees and significant prior year expense recoveries and adjustments, if any.

The Company believes that Net Operating Income is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense. The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company's properties. NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance.

p.11	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

NET OPERATING INCOME BY QUARTER

	Three Months Ended

	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008

Revenue:
Minimum rent	$17,985,844	$17,065,771	$18,608,247	$18,304,810	$17,884,129
Tenant reimbursements	4,695,681	3,559,921	4,587,383	4,569,309	5,018,938
Other property related revenue[1]	1,204,737	1,646,976	3,422,002	2,645,119	4,763,860
Parking revenue, net[2]	153,042	210,534	159,587	(102,092)	210,336

	24,039,304	22,483,202	26,777,219	25,417,146	27,877,263
Expenses:
Property operating – Recoverable[5]	4,025,757	3,451,487	3,181,635	3,161,482	3,634,230
Property operating – Non-Recoverable[5]	1,424,442	1,152,311	782,226	623,177	604,909
Real estate taxes	2,727,801	2,110,448	3,440,433	2,978,696	3,018,058

	8,178,000	6,714,246	7,404,294	6,763,355	7,257,197

Net Operating Income – Properties	15,861,304	15,768,956	19,372,925	18,653,791	20,620,066

Other Income (Expense):
Construction and service fee revenue[7]	6,148,995	19,148,029	7,355,282	8,311,318	4,288,522
Cost of construction and services[7]	(5,559,316)	(16,860,243)	(6,139,131)	(7,024,400)	(3,764,234)
General, administrative, and other	(1,343,470)	(1,461,951)	(1,452,845)	(1,259,407)	(1,709,949)

	(753,791)	825,835	(236,694)	27,511	(1,185,661)

Earnings Before Interest, Taxes, Depreciation and Amortization	15,107,513	16,594,791	19,136,231	18,681,302	19,434,405

Depreciation and amortization	(7,487,474)	(10,874,765)	(8,147,215)	(8,324,040)	(8,004,699)
Interest expense	(6,776,508)	(7,254,291)	(7,512,825)	(7,351,499)	(7,253,566)
Income tax expense of taxable REIT subsidiary	(37,952)	(391,053)	(131,691)	(251,858)	(1,153,228)
Other income	48,899	15,497	45,619	31,676	65,232
Income from unconsolidated entities	31,500	629,490	65,640	86,121	61,174
Gain on sale of unconsolidated property[3]	—	1,233,338	—	—	—

Income (loss) from continuing operations	885,978	(46,993)	3,455,759	2,871,702	3,149,318
Discontinued operations[4]:
Operating income from discontinued operations	—	132,626	320,424	305,041	330,822
Loss on sale of operating property	—	(2,623,058)	—	—	—

(Loss) income from discontinued operations	—	(2,490,432)	320,424	305,041	330,822

Consolidated net income (loss)	885,978	(2,537,425)	3,776,183	3,176,743	3,480,140
Net (income) loss attributable to noncontrolling interest	(184,736)	543,067	(855,287)	(717,454)	(772,841)

Net income (loss) attributable to Kite Realty Group Trust	$701,242	$(1,994,358)	$2,920,896	$2,459,289	$2,707,299

NOI/Revenue – Properties	66.0%	70.1%	72.3%	73.4%	74.0%
Recovery Ratio – Properties[5,6]	69.5%	64.0%	69.3%	74.4%	75.4%

____________________
1	Other property related revenue for the three months ended March 31, 2009 includes net gains on land and outlot sales of $1.17 million.
2

Effective January 1, 2008, the Company changed the structure of the parking garage agreement at its Union Station property from a lease to a management agreement with a third party. During the three months ended June 30, 2008, the Company recorded the effects of a real estate tax reassessment of the parking garage property.

3	In December 2008, the Company sold its interest in its Spring Mill Medical Center commercial property, which was an unconsolidated entity owned in a 50% owned joint venture.
4	In December 2008, the Company sold its Silver Glen Crossing property.
5	Recoverable expenses include total management fee expense, a portion of which is recoverable. Non-recoverable expenses primarily include bad debt and legal expense.
6	“Recovery Ratio” is computed by dividing recoverable property operating expense and real estate tax expense into tenant reimbursements.
7

In December 2008, the Company sold its Spring Mill Medical build to suit asset. Construction revenue includes $10.6 million from this sale and Cost of construction and services includes $9.4 million from the sale.

p.12	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

SUMMARY OF OUTSTANDING DEBT AS OF MARCH 31, 2009

SEE REFINANCING UPDATE ON PAGE 17

TOTAL OUTSTANDING DEBT
	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)

Fixed Rate Debt
Consolidated	$330,552,030	47%	6.00%	5.8
Unconsolidated	2,097,982	0%	6.99%	0.2
Floating Rate Debt (Hedged)[1]	189,700,000	26%	5.64%	2.3

Total Fixed Rate Debt	522,350,012	73%	5.87%	4.5
Variable Rate Debt:[2]
Construction Loans	63,085,626	9%	2.41%	0.8
Other Variable	309,737,719	42%	2.28%	2.0
Floating Rate Debt (Hedged)[1]	(189,700,000)	-26%	-2.54%	-2.3
Unconsolidated	13,549,200	2%	3.50%	1.9

Total Variable Rate Debt	196,672,545	27%	2.16%	1.4
Net Premiums on Fixed Rate Debt	1,300,913	N/A	N/A	N/A

Total	$720,323,470	100%	4.86%	3.6

SCHEDULE OF MATURITIES BY YEAR
				SEE REFINANCING UPDATE ON PAGE 17
	Mortgage Debt

	Annual Maturity	Term Maturities	Corporate Debt[4]	Construction Loans	Total Consolidated Outstanding Debt	KRG Share of Unconsolidated Mortgage Debt	Total Consolidated and Unconsolidated Debt

2009	$2,391,142	$31,563,980	$—	$40,792,247	$74,747,369	$2,097,982	$76,845,351
2010	3,144,734	48,215,133	—	15,784,636	67,144,503	—	67,144,503
2011[3]	3,124,697	85,281,656	183,000,000	6,508,743	277,915,096	13,549,200	291,464,296
2012	3,549,537	35,355,396	—	—	38,904,933	—	38,904,933
2013	3,556,861	4,027,491	—	—	7,584,352	—	7,584,352
2014	3,262,898	32,374,217	—	—	35,637,115	—	35,637,115
2015	2,956,748	38,301,942	—	—	41,258,690	—	41,258,690
2016 and Beyond	4,809,032	155,374,285	—	—	160,183,317	—	160,183,317
Net Premiums on Fixed Rate Debt	—	—	—	—	1,300,913	—	1,300,913

Total	$26,795,649	$430,494,100	$183,000,000	$63,085,626	$704,676,288	$15,647,182	$720,323,470

____________________
1	These debt obligations are hedged by interest rate swap agreements which consist of the following:
	Consolidated Debt			$189,700,000
	KRG Share of Unconsolidated Debt			—

	Total			$189,700,000

2	Variable rate debt, net of interest rate swap transactions:
	-	Construction	$43,385,626	6%
	-	Other Variable	139,737,719	19%	(includes debt on acquisition land held for development)
	-	Unconsolidated	13,549,200	2%	(includes debt on acquisition land held for development)

		Total	$196,672,545	27%

3	The Unsecured Credit Facility matures on February 11, 2011. A one-year extension is available if the Company remains in compliance with the Facility’s restrictive covenants.
4	Consists of the Unsecured Credit Facility and Unsecured Term Loan.

p.13	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

SCHEDULE OF OUTSTANDING DEBT AS OF MARCH 31, 2009

CONSOLIDATED DEBT

Fixed Rate Debt		Interest Rate	Maturity Date	Balance as of March 31, 2009	Monthly Debt Service as of March 31, 2009

50th & 12th		5.67%	11/11/14	$4,424,210	$27,190
Boulevard Crossing		5.11%	12/11/09	11,853,928	68,815
Centre at Panola, Phase I		6.78%	1/1/22	3,793,905	36,583
Cool Creek Commons		5.88%	4/11/16	18,000,000	82,320
Corner Shops, The		7.65%	7/1/11	1,636,093	17,111
Fox Lake Crossing		5.16%	7/1/12	11,457,484	68,604
Geist Pavilion		5.78%	1/1/17	11,125,000	50,013
Indian River Square		5.42%	6/11/15	13,300,000	56,067
International Speedway Square		7.17%	3/11/11	18,823,649	139,141
Kedron Village		5.70%	1/11/17	29,700,000	131,670
Pine Ridge Crossing		6.34%	10/11/16	17,500,000	86,349
Plaza at Cedar Hill		7.38%	2/1/12	25,885,755	193,484
Plaza Volente		5.42%	6/11/15	28,680,000	120,902
Preston Commons		5.90%	3/11/13	4,363,991	28,174
Ridge Plaza		5.15%	10/11/09	15,878,898	92,824
Riverchase Plaza		6.34%	10/11/16	10,500,000	51,809
Sunland Towne Centre		6.01%	7/1/16	25,000,000	116,861
30 South		6.09%	1/11/14	21,947,578	142,257
Traders Point		5.86%	10/11/16	48,000,000	218,773
Whitehall Pike		6.71%	7/5/18	8,681,539	77,436

Subtotal				$330,552,030	$1,806,383

Floating Rate Debt (Hedged)	Lender	Interest Rate	Maturity Date	Balance as of March 31, 2009	Monthly Debt Service as of March 31, 2009

Unsecured Credit Facility[1]	KeyBank (Admin. Agent)	6.32%	2/20/11	$50,000,000	$263,417
Unsecured Credit Facility[1]	KeyBank (Admin. Agent)	6.17%	2/18/11	25,000,000	128,438
Unsecured Term Loan[1]	KeyBank (Admin. Agent)	5.92%	7/15/11	55,000,000	271,104
Bayport Commons	Bank of America	4.48%	12/27/11	19,700,000	73,547
Gateway Shopping Center	Charter One Bank	4.88%	10/31/11	20,000,000	81,333
Glendale Town Center	M&I Bank	4.40%	12/19/11	20,000,000	73,333

Subtotal				$189,700,000	$891,172

TOTAL CONSOLIDATED FIXED RATE DEBT				$520,252,030	$2,697,555

TOTAL NET PREMIUMS				$1,300,913

Variable Rate Debt: Mortgages	Lender	Interest Rate[2]	Maturity Date	Balance as of March 31, 2009

Bayport Commons[3]	Bank of America	LIBOR + 275	12/27/11	$20,544,000
Beacon Hill Shopping Center[4]	Fifth Third Bank	LIBOR + 125	3/30/14	8,400,000
Estero Town Commons[5]	Wachovia Bank/Wells Fargo	LIBOR + 155	1/3/10	15,389,840
Fishers Station[6]	National City Bank/PNC	LIBOR + 150	6/6/09	4,163,175
Gateway Shopping Center[4]	Charter One Bank	LIBOR + 190	10/31/11	21,076,861
Glendale Town Center	M&I Bank	LIBOR + 275	12/19/11	20,553,000
Indiana State Motor Pool	Old National Bank	LIBOR + 135	2/4/11	3,785,550
Rivers Edge	Huntington Bank	LIBOR + 125	2/3/10	14,940,000
Tarpon Springs Plaza	Wachovia Bank/Wells Fargo	LIBOR + 155	1/3/10	17,885,293

Subtotal				$126,737,719

____________________
1	The Company entered into a fixed rate swap agreement, which is designated as a hedge against the Unsecured Credit Facility and Term Loan.

2	At March 31, 2009, one-month LIBOR was 0.50%.

3	The Company has a preferred return, then a 60% interest. The loan is guaranteed by Kite Realty Group, LP.

4	The Company has a preferred return, then a 50% interest. The loan is guaranteed by Kite Realty Group, LP.

5	The Company has a preferred return, then a 40% interest. The loan is guaranteed by Kite Realty Group, LP.

6	The Company has a 25% interest in this property. The loan is guaranteed by Kite Realty Group, LP.

p.14	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

SCHEDULE OF OUTSTANDING DEBT AS OF MARCH 31, 2009 (CONTINUED)

SEE REFINANCING UPDATE ON PAGE 17

Variable Rate Debt: Construction Loans	Lender	Interest Rate[1]	Maturity Date	Total Commitment	Balance as of March 31, 2009

Bridgewater Marketplace[2]	Indiana Bank And Trust	LIBOR + 185	6/29/10	$12,000,000	$8,228,800
Cobblestone Plaza[3]	Wachovia Bank/Wells Fargo	LIBOR + 160	6/29/09	44,500,000	31,367,247
Delray Marketplace[3]	Wachovia Bank/Wells Fargo	LIBOR + 275	7/3/09	9,425,000	9,425,000
Eddy Street Commons	Bank of America	LIBOR + 230	12/30/11	29,460,000	6,508,743
South Elgin Commons	Charter One Bank	LIBOR + 190	9/30/10	11,550,000	7,555,836

Subtotal				$106,935,000	$63,085,626
Corporate Debt	Lender	Interest Rate[1]	Maturity Date		Balance as of March 31, 2009

Unsecured Credit Facility[4,5]	KeyBank (Admin. Agent)	LIBOR + 125	2/20/11		$128,000,000
Unsecured Term Loan[5]	KeyBank (Admin. Agent)	LIBOR + 265	7/15/11		55,000,000

					183,000,000
Floating Rate Debt (Hedged)	Lender	Interest Rate[1]	Maturity Date		Balance as of March 31, 2009

Unsecured Credit Facility[5]	KeyBank (Admin. Agent)	LIBOR + 125	2/20/11		$(50,000,000)
Unsecured Credit Facility[5]	KeyBank (Admin. Agent)	LIBOR + 125	2/18/11		(25,000,000)
Unsecured Term Loan[5]	KeyBank (Admin. Agent)	LIBOR + 265	7/15/11		(55,000,000)
Bayport Commons	Bank of America	LIBOR + 275	12/27/11		(19,700,000)
Gateway Shopping Center	Charter One Bank	LIBOR + 190	10/31/11		(20,000,000)
Glendale Town Center	M&I Bank	LIBOR + 275	12/19/11		(20,000,000)

Subtotal					$(189,700,000)

TOTAL CONSOLIDATED VARIABLE RATE DEBT					$183,123,345

TOTAL DEBT PER CONSOLIDATED BALANCE SHEET					$704,676,288

____________________
1	At March 31, 2009, the one-month LIBOR interest rate was 0.50%.

2	The loan has a LIBOR floor of 3.15%.

3	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.

4

The Company has 53 unencumbered properties and other assets of which 51 are wholly owned and used as collateral under the unsecured credit facility and two of which are owned in a joint venture. The major unencumbered properties include: Broadstone Station, Coral Springs Plaza, Courthouse Shadows, Eagle Creek Lowes, Eastgate Pavilion, Four Corner Square, Hamilton Crossing, King’s Lake Square, Market Street Village, Naperville Marketplace, PEN Products, Publix at Acworth, Redbank Commons, Shops at Eagle Creek, Traders Point II, Union Station Parking Garage, Wal-Mart Plaza and Waterford Lakes.

5	The Company entered into a fixed rate swap agreement which is designated as a hedge against the unsecured credit facility and term loan.

p.15	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

SCHEDULE OF OUTSTANDING DEBT AS OF MARCH 31, 2009 (CONTINUED)

SEE REFINANCING UPDATE ON PAGE 17

UNCONSOLIDATED DEBT
Fixed Rate Debt	Servicer	Interest Rate	Maturity Date		Balance as of March 31, 2009	Monthly Debt Service as of March 31, 2009

The Centre[1]	Laureate Capital	6.99%	6/1/09		$3,496,637	$39,897

Subtotal					$3,496,637	$39,897

Joint Venture Partners’ Share					(1,398,655)

KRG SHARE					$2,097,982

Variable Rate Debt - Construction Loan	Lender	Interest Rate[3]	Maturity Date	Total Commitment	Balance as of March 31, 2009

Parkside Town Commons[2]	Bank of America	LIBOR + 300	2/8/11	$33,873,000	$33,873,000
Joint Venture Partners’ Share – 60%					(20,323,800)

KRG SHARE					$13,549,200

TOTAL KRG UNCONSOLIDATED DEBT					$15,647,182
TOTAL KRG CONSOLIDATED DEBT					704,676,288

TOTAL KRG DEBT					$720,323,470

____________________
1	The Company owns a 60% interest in The Centre.

2	The Company owns a 40% interest in Parkside Town Commons. This will change to a 20% ownership at the time of project specific construction financing.

3	At March 31, 2009, the one-month LIBOR interest rate was 0.50%.

p.16	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

2009 REFINANCING UPDATE AS OF MARCH 31, 2009

Current Maturity Date	Property	Type of Loan	Current Lender	Balance at March 31, 2009[1]	Existing Rate	New Maturity Date	Expected Closing	Comments

2009 Maturities - Consolidated Entities

6/6/09	Fishers Station	Variable Rate	National City/ PNC	$ 4,163,175	LIBOR + 150		Q2 2009	Received commitment letter from lender
6/29/09	Cobblestone Plaza	Construction	Wachovia/ Wells	31,367,247	LIBOR + 160		Q2 2009	Received commitment letter from lender
7/3/09	Delray Marketplace	Construction	Wachovia/ Wells	9,425,000	LIBOR + 275		Q2 2009	In discussions with lender on a construction loan
10/11/09	Ridge Plaza	Secured	Securitized Pool	15,878,898	5.15%		Q3 2009	Plan to negotiate 5 - 7 year loan in mid-2009 or utilize credit line to pay off while increasing total availability
12/11/09	Boulevard Crossing	Secured	Securitized Pool	11,853,928	5.11%		Q4 2009	Plan to negotiate 5 - 7 year loan in mid-2009 or utilize credit line to pay off while increasing total availability

				72,688,248
2009 Maturities - Unconsolidated Entities

6/1/09	The Centre	Secured	Sun Life Assurance	2,097,982	6.99%		Q2 2009	KRG’s share is 60% Negotiating an extension with existing lender

				2,097,982

	Total Debt Maturing			$74,786,230

Subsequent Events

Date Closed	Variable Rate Debt Mortgages	Lender	Interest Rate	Maturity Date	Balance at March 31, 2009

5/5/09	Eastgate Pavilion[2]	PNC Bank N.A.	LIBOR + 295	4/30/2012	$15,400,000	Previously unencumbered asset. Additional one-year extension available based on a 1.35x debt service coverage

Refinancing Summary

Total Debt Maturing in 2009	$74,786,230

Less: loans for which extension commitments have been received (Fishers Station and Cobblestone Plaza)	(35,530,422)

Remaining 2009 Debt Maturities	$39,255,808

____________________
1	Total debt maturing in 2009 excludes scheduled monthly principal payments for the remainder of 2009.

2	The Company intends to use the proceeds from this loan to further reduce near-term maturities.

p.17	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

JOINT VENTURE SUMMARY – UNCONSOLIDATED PROPERTIES

The Company owns the following two unconsolidated properties with joint venture partners:

Property	Percentage Owned by the Company

The Centre – Operating Property	60%
Parkside Town Commons – Development Property[1]	40%

____________________

1	The Company’s 40% interest in Parkside Town Commons will change to 20% at the time of project specific construction financing.

p.18	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

CONDENSED COMBINED BALANCE SHEETS OF UNCONSOLIDATED PROPERTIES

(The Centre and Parkside Town Commons)

(Unaudited)

	March 31, 2009	December 31, 2008[1]

Assets:
Investment properties, at cost:
Land	$1,310,561	$1,310,561
Buildings and improvements	3,408,709	3,379,153
Construction in progress	58,341,602	57,373,714

	63,060,872	62,063,428
Less: accumulated depreciation	(1,978,504)	(1,952,012)

	61,082,368	60,111,416
Cash and cash equivalents	481,336	852,270
Tenant receivables, including accrued straight-line rent	582,446	792,359
Escrow deposits	670,429	29,447
Deferred costs, net	76,798	79,858
Prepaid and other assets	—	27,163

Total Assets	$62,893,377	$61,892,513

Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness	$37,369,637	$58,554,548
Accounts payable and accrued expenses	855,628	1,639,977

Total Liabilities	38,225,265	60,194,525
Accumulated equity	24,668,112	1,697,988

Total Liabilities and Accumulated Equity	$62,893,377	$61,892,513

____________________
1	In December 2008, the Company sold its interest in its Spring Mill Medical Center commercial property, which was an unconsolidated entity in a 50% owned joint venture.

p.19	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

CONDENSED COMBINED STATEMENTS OF OPERATIONS OF UNCONSOLIDATED PROPERTIES

(The Centre and Parkside Town Commons)

(Unaudited)

	Three Months Ended March 31

	2009	2008

Revenue:
Minimum rent	$226,214	$239,634
Tenant reimbursements	84,681	75,690
Other property related revenue	14,396	—

Total revenue	325,291	315,324

Expenses:
Property operating	73,562	62,965
Real estate taxes	40,980	40,215

Total expenses	114,542	103,180

Operating income	210,749	212,144
Depreciation and amortization and other	(33,534)	(40,594)
Interest expense	(63,045)	(66,736)

Income from continuing operations	114,170	104,814
Operating income from discontinued operations	—	60,603

Net income	$114,170	$165,417

Company’s share of unconsolidated net operating income	$126,449	$127,286

Company’s share of unconsolidated interest expense	$37,827	$40,042

p.20	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

TOP 10 RETAIL TENANTS BY GROSS LEASABLE AREA (GLA)

As of March 31, 2009

This table includes the following:

•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2009.

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA[2]	Number of Anchor Owned Locations	Anchor Owned GLA[3]

Lowe's Home Improvement[1]	9	1,247,630	3	128,997	6	1,118,633
Target	6	665,732	0	0	6	665,732
Wal-Mart	4	618,161	1	103,161	3	515,000
Publix	6	289,779	6	289,779	0	0
Federated Department Stores	1	237,455	1	237,455	0	0
Petsmart	6	147,069	6	147,069	0	0
Home Depot	1	140,000	0	0	1	140,000
Bed Bath & Beyond	5	134,298	5	134,298	0	0
Office Depot	5	129,099	5	129,099	0	0
Dick's Sporting Goods	2	126,672	2	126,672	0	0

	45	3,735,895	29	1,296,530	16	2,439,365

____________________
1	The Company has entered into two ground leases with Lowe’s Home Improvement for a total of 328,000 square feet, which is included in Anchor Owned GLA.

2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	Includes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

p.21	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

TOP 25 TENANTS BY ANNUALIZED BASE RENT1,2

As of March 31, 2009

This table includes the following:

•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2009.

Tenant	Type of Property	Number of Locations	Leased GLA/NRA[4]	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent[1,2]	Annualized Base Rent per Sq. Ft.	% of Total Portfolio Annualized Base Rent

Lowe's Home Improvement	Retail	3	128,997	2.3%	$2,564,000	$5.61	3.6%
Publix	Retail	6	289,779	5.1%	2,366,871	8.17	3.3%
Petsmart	Retail	6	147,069	2.6%	2,045,138	13.91	2.9%
State of Indiana	Commercial	3	210,393	3.7%	1,635,911	7.78	2.3%
Marsh Supermarkets	Retail	2	124,902	2.2%	1,633,958	13.08	2.3%
Bed Bath & Beyond	Retail	5	134,298	2.4%	1,581,884	11.78	2.2%
Office Depot	Retail	5	129,099	2.3%	1,353,866	10.49	1.9%
Indiana Supreme Court	Commercial	1	75,488	1.3%	1,339,164	17.74	1.9%
Staples	Retail	4	89,797	1.6%	1,220,849	13.60	1.7%
Dick's Sporting Goods	Retail	2	126,672	2.2%	1,220,004	9.63	1.7%
Ross Stores	Retail	4	117,761	2.1%	1,210,784	10.28	1.7%
HEB Grocery Company	Retail	1	105,000	1.9%	1,155,000	11.00	1.6%
Best Buy	Retail	2	75,045	1.3%	934,493	12.45	1.3%
Kmart	Retail	1	110,875	2.0%	850,379	7.67	1.2%
Michaels	Retail	3	68,989	1.2%	823,544	11.94	1.2%
TJX Companies	Retail	3	88,550	1.6%	818,313	9.24	1.2%
Kerasotes Theaters [3]	Retail	2	43,050	0.8%	776,496	8.92	1.1%
Dominick's	Retail	1	65,977	1.2%	775,230	11.75	1.1%
City Securities Corporation	Commercial	1	38,810	0.7%	771,155	19.87	1.1%
A & P Grocery	Retail	1	58,732	1.0%	763,516	13.00	1.1%
Old Navy	Retail	3	64,868	1.1%	748,693	11.54	1.1%
Petco	Retail	3	40,778	0.7%	595,945	14.61	0.8%
Beall's	Retail	2	79,611	1.4%	576,000	7.24	0.8%
Burlington Coat Factory	Retail	1	107,400	1.9%	510,150	4.75	0.7%
Office Max	Retail	2	47,000	0.8%	505,250	10.75	0.7%

TOTAL			2,568,940	45.4%	$28,776,592	$9.78	40.7%

____________________
1	Annualized base rent represents the monthly contractual rent for March 2009 for each applicable tenant multiplied by 12.

2	Excludes tenants at development properties that are designated as Build-to-Suits for sale.

3	Annualized Base Rent per square foot is adjusted to account for the estimated square footage attributed to structures on land owned by the Company and ground leased to tenants.

4	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

p.22	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

LEASE EXPIRATIONS – OPERATING PORTFOLIO1

As of March 31, 2009

This table includes the following:

•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2009.

	Number of Expiring Leases[1,2]	Expiring GLA/NRA[3]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue

2009	67	220,325	4.2%	$3,333,857	4.9%	$15.13	$800,000
2010	87	514,575	9.8%	6,591,240	9.8%	12.81	0
2011	98	661,812	12.7%	6,680,891	9.9%	10.09	0
2012	107	451,722	8.6%	7,372,167	10.9%	16.32	0
2013	72	507,740	9.7%	6,058,876	9.0%	11.93	0
2014	60	533,307	10.2%	6,638,016	9.8%	12.45	427,900
2015	38	493,364	9.4%	6,198,331	9.2%	12.56	181,504
2016	26	234,371	4.5%	3,001,980	4.5%	12.81	0
2017	26	396,288	7.6%	5,726,600	8.5%	14.45	435,296
2018	23	346,966	6.6%	4,628,518	6.9%	13.34	128,820
Beyond	29	869,254	16.6%	11,273,275	16.7%	12.97	2,073,505

	633	5,229,724	100.0%	$67,503,751	100.0%	$12.91	$4,047,025

____________________
1	Excludes tenants at development properties that are designated as Build-to-Suits for sale.

2	Lease expiration table reflects rents in place as of March 31, 2009, and does not include option periods; 2009 expirations include 20 month-to-month tenants. This column also excludes ground leases.

3	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.

4	Annualized base rent represents the monthly contractual rent for March 2009 for each applicable tenant multiplied by 12. Excludes ground lease revenue.

p.23	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS1

As of March 31, 2009

This table includes the following:

•	Operating retail properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2009.

	Number of Expiring Leases[1,2]	Expiring GLA/NRA[3]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue

2009	3	67,022	1.3%	$567,270	0.8%	$8.46	$800,000
2010	14	332,886	6.4%	3,185,500	4.7%	9.57	0
2011	7	433,404	8.3%	2,185,747	3.2%	5.04	0
2012	8	179,471	3.4%	1,678,862	2.5%	9.35	0
2013	3	222,521	4.3%	993,053	1.5%	4.46	0
2014	10	247,834	4.7%	2,503,717	3.7%	10.10	0
2015	11	377,371	7.2%	3,585,414	5.3%	9.50	0
2016	5	153,782	2.9%	1,318,562	2.0%	8.57	0
2017	11	277,102	5.3%	3,383,722	5.0%	12.21	0
2018	9	310,576	5.9%	3,700,624	5.5%	11.92	0
Beyond	20	825,681	15.8%	10,288,506	15.2%	12.46	990,000

	101	3,427,650	65.6%	$33,390,978	49.5%	$9.74	$1,790,000

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more. Excludes tenants at development properties that are designated as Build-to-Suits for sale.

2	Lease expiration table reflects rents in place as of March 31, 2009, and does not include option periods; 2009 expirations include one month-to-month tenant. This column also excludes ground leases.

3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.

4	Annualized base rent represents the monthly contractual rent for March 2009 for each applicable property multiplied by 12. Excludes ground lease revenue.

p.24	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

LEASE EXPIRATIONS – RETAIL SHOPS

As of March 31, 2009

This table includes the following:

•	Operating retail properties; and
•	Development property tenants open for business as of March 31, 2009.

	Number of Expiring Leases[1]	Expiring GLA/NRA[1,2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue

2009	63	143,271	2.7%	$2,656,595	3.9%	$18.54	$0
2010	70	169,349	3.2%	3,178,464	4.7%	18.77	0
2011	90	211,370	4.0%	4,205,488	6.2%	19.90	0
2012	97	235,199	4.5%	5,097,839	7.6%	21.67	0
2013	65	151,180	2.9%	3,441,952	5.1%	22.77	0
2014	48	131,663	2.5%	2,723,744	4.0%	20.69	427,900
2015	26	75,300	1.4%	1,721,976	2.6%	22.87	181,504
2016	21	80,589	1.5%	1,683,418	2.5%	20.89	0
2017	14	43,698	0.8%	1,003,714	1.5%	22.97	435,296
2018	14	36,390	0.7%	927,894	1.4%	25.50	128,820
Beyond	9	43,573	0.8%	984,769	1.5%	22.60	1,083,505

	517	1,321,582	25.3%	$27,625,853	40.9%	$20.90	$2,257,025

____________________
1	Lease expiration table reflects rents in place as of March 31, 2009, and does not include option periods; 2009 expirations include 19 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage to non-owned structures on land we own and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for March 2009 for each applicable property multiplied by 12. Excludes ground lease revenue.

p.25	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

LEASE EXPIRATIONS – COMMERCIAL TENANTS

As of March 31, 2009

	Number of Expiring Leases[1]	Expiring NLA[1]	% of Total NRA Expiring	Expiring Annualized Base Rent[2]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.

2009	1	10,032	0.2%	$109,992	0.2%	$10.96
2010	3	12,340	0.2%	227,276	0.3%	18.42
2011	1	17,038	0.3%	289,656	0.4%	17.00
2012	2	37,052	0.7%	595,467	0.9%	16.07
2013	4	134,039	2.6%	1,623,871	2.4%	12.11
2014	2	153,810	2.9%	1,410,555	2.1%	9.17
2015	1	40,693	0.8%	890,942	1.3%	21.89
2016	0	0	0.0%	0	0.0%	0.00
2017	1	75,488	1.4%	1,339,164	2.0%	17.74
2018	0	0	0.0%	0	0.0%	0.00
Beyond	0	0	0.0%	0	0.0%	0.00

	15	480,492	9.2%	$6,486,922	9.6%	$13.50

____________________
1	Lease expiration table reflects rents in place as of March 31, 2009, and does not include option periods. This column also excludes ground leases.

2	Annualized base rent represents the monthly contractual rent for March 2009 for each applicable property multiplied by 12.

p.26	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

SUMMARY RETAIL PORTFOLIO STATISTICS INCLUDING JOINT VENTURE PROPERTIES

	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007

Company Owned GLA – Operating Retail[1]	4,944,570	4,958,838	5,059,842	4,669,276	4,842,214	4,732,924
Total GLA – Operating Retail[1]	7,998,523	8,372,791	8,479,344	7,448,227	7,613,265	7,392,845
Projected Company Owned GLA Under Development or Redevelopment[2]	902,353	888,085	948,245	1,308,760	1,146,127	990,376
Projected Total GLA Under Development or Redevelopment[2]	1,207,996	1,193,728	1,253,888	2,349,865	2,152,027	1,791,096
Number of Operating Retail Properties	51	52	52	51	52	50
Number of Retail Properties Under Development or Redevelopment	9	8	10	11	10	11
Percentage Leased – Operating Retail	90.2%	91.2%	91.9%	93.0%	92.8%	94.8%
Annualized Base Rent & Ground Lease Revenue – Retail Properties[3]	$61,101,120	$61,987,904	$63,719,164	$60,689,289	$61,766,441	$61,768,402

____________________
1

Company Owned GLA represents gross leasable area owned by the Company. Total GLA includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space.

2

Projected Company Owned GLA Under Development or Redevelopment represents gross leasable area under development that is projected to be owned by the Company. Projected Total GLA Under Development or Redevelopment includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space that is existing or under construction.

3	Annualized Base Rent represents the monthly contractual rent for March 2009, multiplied by 12.

p.27	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

SUMMARY COMMERCIAL PORTFOLIO STATISTICS

Retail Portfolio	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007

Company Owned Net Rentable Area (NRA)[1]	499,221	499,221	562,652	562,652	562,652	562,652
Number of Operating Commercial Properties	4	4	5	5	5	5
Percentage Leased – Operating Commercial Properties	97.2%	96.5%	97.8%	97.8%	98.4%	93.0%
Annualized Base Rent – Commercial Properties[2,3]	$6,486,922	$6,437,195	$7,970,942	$7,906,781	$8,073,623	$7,625,342

____________________
1

Company Owned NRA does not include square footage of Union Station Parking Garage, a detached parking garage supporting the 30 South property that includes approximately 850 parking spaces. It is managed by Denison Parking, a third party.

2	Annualized Base Rent does not include income attributable to the Union Station Parking Garage.

3	Annualized Base Rent includes $890,942 from KRG and subsidiaries as of March 31, 2009.

p.28	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

CURRENT DEVELOPMENT PIPELINE

Current Development Projects	Company Ownership %[6]	MSA	Actual/ Projected Opening Date[1]	Projected Owned GLA[2]	Projected Total GLA[3]	Percent of Owned GLA Occupied[7]	Percent of Owned GLA Pre-Leased/ Committed[5]	Total Estimated Project Cost[4]	Cost Incurred as of March 31, 2009[4]	Major Tenants and Non-owned Anchors

Cobblestone Plaza, FL	50%	Ft. Lauderdale	Q2 2009	157,957	163,600	0.0%	78.5%	$47,000	$38,525	Whole Foods Market[9], Staples, Party City
South Elgin Commons, IL – I	100%	Chicago	Q2 2009	45,000	45,000	0.0%	100.0%	9,200	7,700	LA Fitness
Eddy Street Commons, IN – I8	100%	South Bend	Q4 2009	165,000	465,000	0.0%	64.1%	35,000	14,098	Follett Bookstore, Other Retail, Office

Total Current Development Projects				367,957	673,600	0.0%	74.7%	$91,200	$60,323

____________________
1

Opening Date is defined as the first date a tenant is open for business or a ground lease payment is made. Stabilization (i.e., 85% occupied) typically occurs within six to twelve months after the opening date.

2

Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3

Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Dollars in thousands. Reflects both the Company’s and partners’ share of costs, except Eddy Street Commons (see Note 8).
5

Excludes outlot land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 10,932 square feet for which the Company has signed non-binding letters of intent.

6	The Company owns Cobblestone Plaza through a joint venture.
7	Includes tenants that have taken possession of their space or have begun paying rent.
8

The Company is the master developer for this project. The total estimated cost of Phase I is approximately $70 million; however, the Company’s share of Phase I estimated project cost is approximately $35 million and 165,000 square feet. The remaining $35 million of the project cost is attributable to the apartments which will be funded by a third party.

9	This tenant is pursuing a termination of its lease. The Company is in discussions with several replacement tenants.

p.29	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

CURRENT REDEVELOPMENT PROJECTS

Redevelopment Projects[4]	MSA	Existing Owned GLA	Projected Owned GLA[1]	Projected Total GLA[2]	Total Estimated Project Cost[3]	Cost Incurred as of March 31, 2009[3]	Major Tenants and Non-owned Anchors

Rivers Edge, IN	Indianapolis	110,875	110,875	110,875	$2,500	$23	Pending
Bolton Plaza, FL	Jacksonville	172,938	172,938	172,938	2,000	274	Pending
Courthouse Shadows, FL	Naples	134,867	134,867	134,867	2,500	279	Publix, Office Max
Four Corner Square, WA	Seattle	29,177	29,177	29,177	500	25	Johnson Hardware Store, Walgreens
Coral Springs Plaza, FL	Boca Raton	45,906	45,906	45,906	4,000	–	Pending
Galleria Plaza, TX	Dallas	44,306	44,306	44,306	400	–	Pending

Total Redevelopment Projects		538,069	538,069	538,069	$11,900	$601

____________________
1

Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

2

Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

3	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.
4	Redevelopment properties have been removed from the operating portfolio statistics.

p.30	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

VISIBLE SHADOW PIPELINE

Project	MSA	KRG Ownership %[2]	Estimated Start Date	Estimated Total GLA[1]	Total Estimated Project Cost[1,5]	Cost Incurred as of March 31, 2009[5]	Potential Tenancy

Unconsolidated –
Parkside Town Commons, NC3	Raleigh	40%	TBD	1,500,000	$148,000	$58,441	Frank Theatres, Discount Department Store, Jr. Boxes, Restaurants

KRG current share of unconsolidated project[3]					$29,600	$23,376

Consolidated –
Delray Marketplace, FL	Delray Beach	50%	TBD	296,000	$90,000	$42,121	Publix, Frank Theatres, Jr. Boxes, Shops, Restaurants
Maple Valley, WA6	Seattle	100%	TBD	127,000	9,600	9,522	Hardware Store, Shops, Drug Store
Broadstone Station, NC6	Raleigh	100%	TBD	345,000	19,100	10,571	Super Wal-Mart (non-owned), Shops, Pad Sales, Jr. Boxes
South Elgin Commons, IL - II6	Chicago	100%	TBD	263,000	6,100	5,117	Jr. Boxes, Super Target (non-owned)
New Hill Place, NC - I6	Raleigh	100%	TBD	310,000	30,000	11,903	Target, Frank Theatres

Total Consolidated				1,341,000	$154,800	$79,234

____________________
1	Total Estimated Project Cost and Estimated Total GLA based on preliminary site plans and includes non-owned anchor space that exists or is currently under construction.

2	The Company owns Delray Marketplace through a joint venture (preferred return, then 50%).

3

Parkside Town Commons is owned through a joint venture with Prudential Real Estate Investors. The Company’s interest in this joint venture is 40% as of March 31, 2009 and will be reduced to 20% at the time of project specific construction financing.

4	“Total Estimated Project Cost” includes a portion of the acquisition cost of the Four Corner Square shopping center which is a component of the Maple Valley redevelopment.

5	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.

6

The Company has reduced capital expenditures in the visible shadow pipeline by approximately $110 million by focusing on ground leasing or selling to end users as well as modifying the scope of the development projects.

p.31	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO

As of March 31, 2009

	Number of Operating Properties[1]	Owned GLA/NRA[2]	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent[3]	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq. Ft.

Indiana	24	2,182,551	40.3%	230	$25,329,876	39.9%	$12.56
• Retail	20	1,683,330	30.9%	215	18,842,954	29.7%	12.26
• Commercial	4	499,221	9.2%	15	6,486,922	10.2%	13.50
Florida	12	1,169,119	21.5%	159	13,709,985	21.6%	12.92
Texas	7	1,099,480	20.2%	79	11,444,130	18.0%	11.62
Georgia	3	300,115	5.5%	59	4,129,243	6.5%	14.71
Washington	3	128,001	2.4%	17	2,401,452	3.8%	22.94
Ohio	1	236,230	4.3%	7	2,366,522	3.7%	10.02
Illinois	2	182,362	3.4%	17	2,097,053	3.3%	13.39
New Jersey	1	115,088	2.1%	14	1,596,541	2.5%	16.27
Oregon	2	30,845	0.6%	11	466,215	0.7%	23.19

	55	5,443,791	100.0%	593	$63,541,017	100.0%	$12.81

____________________
1	This table includes operating retail properties, operating commercial properties, and ground lease tenants who commenced paying rent as of March 31, 2009.

2

Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It does not include 22 parcels or outlots owned by the Company and ground leased to tenants, which contain 22 non-owned structures totaling approximately 477,404 square feet. It also excludes the square footage of Union Station Parking Garage.

3	Annualized Base Rent excludes $4,047,025 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants.

p.32	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

OPERATING RETAIL PROPERTIES – TABLE I

As of March 31, 2009

Property[1,2]	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA[2]	Owned GLA[2]	Percentage of Owned GLA Leased[3]

Bayport Commons	FL	Oldsmar	2008	2008	Developed	268,556	94,756	90.8%
Eagle Creek Lowe’s	FL	Naples	2006	2006	Developed	165,000	-	*
Estero Town Commons	FL	Naples	2006	2007	Developed	206,600	25,600	75.8%
Indian River Square	FL	Vero Beach	1997/2004	2005	Acquired	379,246	144,246	97.6%
International Speedway Square	FL	Daytona	1999	1999	Developed	233,901	220,901	81.9%
King’s Lake Square	FL	Naples	1986	2003	Acquired	85,497	85,497	96.2%
Pine Ridge Crossing	FL	Naples	1993	2006	Acquired	258,874	105,515	96.4%
Riverchase Plaza	FL	Naples	1991/2001	2006	Acquired	78,340	78,340	100.0%
Shops at Eagle Creek	FL	Naples	1983	2003	Developed	75,944	75,944	57.4%
Tarpon Springs Plaza	FL	Naples	2007	2007	Developed	276,346	82,546	98.5%
Wal-Mart Plaza	FL	Gainesville	1970	2004	Acquired	177,826	177,826	98.0%
Waterford Lakes Village	FL	Orlando	1997	2004	Acquired	77,948	77,948	92.6%
Kedron Village	GA	Atlanta	2006	2006	Developed	282,125	157,408	88.6%
Publix at Acworth	GA	Atlanta	1996	2004	Acquired	69,628	69,628	98.0%
The Centre at Panola	GA	Atlanta	2001	2004	Acquired	73,079	73,079	100.0%
Fox Lake Crossing	IL	Chicago	2002	2005	Acquired	99,072	99,072	84.7%
Naperville Marketplace	IL	Chicago	2008	2008	Developed	169,600	83,290	87.3%
50 South Morton	IN	Indianapolis	1999	1999	Developed	2,000	2,000	100.0%
54th & College	IN	Indianapolis	2008	2008	Developed	20,100	-	*
Beacon Hill[8]	IN	Crown Point	2006	2007	Developed	127,821	57,321	60.4%
Boulevard Crossing	IN	Kokomo	2004	2004	Developed	213,696	123,696	96.3%
Bridgewater Marketplace	IN	Westfield	2008	2008	Developed	50,820	26,000	36.0%
Cool Creek Commons	IN	Indianapolis	2005	2005	Developed	137,107	124,578	100.0%
Fishers Station[4]	IN	Indianapolis	1989	2004	Acquired	114,457	114,457	79.5%
Geist Pavilion	IN	Indianapolis	2006	2006	Developed	64,114	64,114	83.6%
Glendale Town Center	IN	Indianapolis	1958/2008	2008	Redeveloped	685,827	403,327	92.4%
Greyhound Commons	IN	Indianapolis	2005	2005	Developed	153,187	-	*
Hamilton Crossing Centre	IN	Indianapolis	1999	2004	Acquired	87,424	82,424	95.8%
Martinsville Shops	IN	Martinsville	2005	2005	Developed	10,986	10,986	100.0%
Red Bank Commons	IN	Evansville	2005	2006	Developed	324,308	34,308	69.8%
Stoney Creek Commons	IN	Indianapolis	2000	2000	Developed	189,527	49,330	100.0%
The Centre[5]	IN	Indianapolis	1986	1986	Developed	80,689	80,689	96.5%
The Corner	IN	Indianapolis	1984/2003	1984	Developed	42,545	42,545	96.4%

____________________
*

Property consists of ground leases only and, therefore, no Owned GLA. As of March 31, 2009, the following were leased: Eagle Creek Lowe’s and 54th & College – single ground lease property; Greyhound Commons – two of four outlots leased.

1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space, and non-owned structures on ground leases.

3	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of March 31, 2009, except for Greyhound Commons, 54th & College, and Eagle Creek Lowe’s (see * ).

4

This property is divided into two parcels: a grocery store and small shops. The Company owns a 25% interest in the small shops parcel through a joint venture and a 100% interest in the grocery store. The joint venture partner is entitled to an annual preferred payment of $96,000. All remaining cash flow is distributed to the Company.

5	The Company owns a 60% interest in this property through a joint venture with a third party that manages the property.

6	The Company does not own the land at this property. It has leased the land pursuant to two ground leases that expire in 2017. The Company has six five-year options to renew this lease.

7

The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2012. The Company has six five-year renewal options and a right of first refusal to purchase the land.

8	The Company owns and manages the following properties through joint ventures with third parties: Beacon Hill (50%); Cornelius Gateway (80%); and Sandifur Plaza (95%).

p.33	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

OPERATING RETAIL PROPERTIES – TABLE I (CONTINUED)

Property[1,2]	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA[2]	Owned GLA[2]	Percentage of Owned GLA Leased[3]

Traders Point	IN	Indianapolis	2005	2005	Developed	348,835	279,558	98.2%
Traders Point II	IN	Indianapolis	2005	2005	Developed	46,600	46,600	61.4%
Whitehall Pike	IN	Bloomington	1999	1999	Developed	128,997	128,997	100.0%
Zionsville Place	IN	Indianapolis	2006	2006	Developed	12,400	12,400	90.3%
Ridge Plaza	NJ	Oak Ridge	2002	2003	Acquired	115,088	115,088	85.3%
Eastgate Pavilion	OH	Cincinnati	1995	2004	Acquired	236,230	236,230	100.0%
CorneliusGateway[8]	OR	Portland	2006	2007	Developed	35,800	21,000	53.7%
Shops at Otty[6]	OR	Portland	2004	2004	Developed	154,845	9,845	89.6%
Burlington Coat Factory[7]	TX	San Antonio	1992/2000	2000	Redeveloped	107,400	107,400	100.0%
Cedar Hill Village	TX	Dallas	2002	2004	Acquired	139,092	44,262	94.2%
Market Street Village	TX	Hurst	1970/2004	2005	Acquired	163,625	156,625	77.6%
Plaza at Cedar Hill	TX	Dallas	2000	2004	Acquired	299,847	299,847	86.5%
Plaza Volente	TX	Austin	2004	2005	Acquired	160,333	156,333	93.4%
Preston Commons	TX	Dallas	2002	2002	Developed	142,539	27,539	92.5%
Sunland Towne Centre	TX	El Paso	1996	2004	Acquired	312,450	307,474	89.0%
50th & 12th	WA	Seattle	2004	2004	Developed	14,500	14,500	100.0%
Gateway Shopping Center	WA	Seattle	2008	2008	Developed	285,200	100,949	76.2%
Sandifur Plaza[8]	WA	Pasco	2008	2008	Developed	12,552	12,552	82.5%

					TOTAL	7,998,523	4,944,570	90.2%

See prior page for footnote disclosure.

p.34	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

OPERATING RETAIL PROPERTIES – TABLE II

As of March 31, 2009

Property	State	MSA	Annualized Base Rent Revenue[1]	Annualized Ground Lease Revenue	Annualized Total Retail Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA[2]	Major Tenants and Non-Owned Anchors[3]

Bayport Commons	FL	Tampa	$ 1,563,448	$ -	$1,563,448	2.56%	$ 18.18	Petsmart, Best Buy, Michaels
Eagle Creek Lowe’s	FL	Naples	-	800,000	800,000	1.31%	-	Lowe’s Home Improvement
Estero Town Commons[4]	FL	Naples	574,962	871,000	1,445,962	2.37%	29.62	Lowe’s Home Improvement, Ruby Tuesday, Mattress Giant
Indian River Square	FL	Vero Beach	1,436,956	-	1,436,956	2.35%	10.21	Beall’s, Target (non-owned), Lowe’s Home Improvement (non-owned), Office Depot
International Speedway Square	FL	Daytona	1,947,547	362,900	2,310,447	3.78%	10.77	Bed, Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels
King’s Lake Square	FL	Naples	1,147,309	-	1,147,309	1.88%	13.96	Publix, Retro Fitness
Pine Ridge Crossing	FL	Naples	1,528,878	-	1,528,878	2.50%	15.02	Publix, Target (non-owned), Beall’s (non-owned)
Riverchase Plaza	FL	Naples	1,130,107	-	1,130,107	1.85%	14.42	Publix
Shops at Eagle Creek	FL	Naples	751,236	-	751,236	1.23%	17.24	Staples
Tarpon Springs Plaza	FL	Naples	1,825,917	128,820	1,954,737	3.20%	22.45	Cost Plus, AC Moore, Staples
Wal-Mart Plaza	FL	Gainesville	936,004	-	936,004	1.53%	5.37	Books-A-Million,Save-A-Lot, Wal-Mart
Waterford Lakes Village	FL	Orlando	867,621	-	867,621	1.42%	12.02	Winn-Dixie
Kedron Village	GA	Atlanta	2,438,138	-	2,438,138	3.99%	17.49	Target (non-owned), Bed Bath & Beyond, Ross Dress for Less, PETCO
Publix at Acworth	GA	Atlanta	810,767	-	810,767	1.33%	11.88	Publix
The Centre at Panola	GA	Atlanta	880,338	-	880,338	1.44%	12.05	Publix
Fox Lake Crossing	IL	Chicago	1,175,843	-	1,175,843	1.92%	14.02	Dominick’s Finer Foods
Naperville Marketplace	IL	Chicago	921,210	-	921,210	1.51%	12.67	TJ Maxx, PetSmart
50 South Morton	IN	Indianapolis	114,000	-	114,000	0.19%	57.00
54th & College	IN	Indianapolis	-	260,000	260,000	0.43%	-	The Fresh Market (non-owned)
Beacon Hill	IN	Crown Point	603,069	60,000	663,069	1.09%	17.42	Strack & VanTill (non-owned)
Boulevard Crossing	IN	Kokomo	1,687,150	-	1,687,150	2.76%	14.16	PETCO, TJ Maxx, Kohl’s (non-owned)
Bridgewater Marketplace	IN	Indianapolis	189,863		189,863	0.31%	20.30
Cool Creek Commons	IN	Indianapolis	2,113,962	-	2,113,962	3.46%	16.97	The Fresh Market, Stein Mart, Cardinal Fitness
Fishers Station	IN	Indianapolis	1,100,136	-	1,100,136	1.80%	12.10	Marsh Supermarkets
Geist Pavilion	IN	Indianapolis	900,271	-	900,271	1.47%	16.80	Partytree Superstore, Ace Hardware
Glendale Town Center	IN	Indianapolis	2,108,463	168,996	2,277,459	3.73%	5.66	Federated Dept Store, Kerasotes Theater, Staples, Indianapolis Library, Lowe’s Home Improvement Center (non-owned), Target (non-owned)
Greyhound Commons	IN	Indianapolis	-	202,500	202,500	0.33%	-	Lowe’s Home Improvement Center (non-owned)
Hamilton Crossing Centre	IN	Indianapolis	1,389,363	71,500	1,460,863	2.39%	17.60	Office Depot
Martinsville Shops	IN	Martinsville	160,815	-	160,815	0.26%	14.64	Walgreens (non-owned)
Red Bank Commons	IN	Evansville	359,292	-	359,292	0.59%	15.00	Wal-Mart (non-owned), Home Depot (non-owned)
Stoney Creek Commons	IN	Indianapolis	464,755	-	464,755	0.76%	9.42	Lowe’s Home Improvement (non-owned), HH Gregg, Office Depot
The Centre[4]	IN	Indianapolis	1,060,308	-	1,060,308	1.74%	13.61	Osco Drug
The Corner	IN	Indianapolis	612,314	-	612,314	1.00%	14.92	Hancock Fabrics
Traders Point	IN	Indianapolis	3,957,335	435,000	4,392,335	7.19%	14.41	Dick’s Sporting Goods, Kerasotes, Marsh, Bed, Bath & Beyond, Michaels, Old Navy, Petsmart

____________________
1

Annualized Base Rent Revenue represents the contractual rent for March 2009 for each applicable property, multiplied by 12. This table does not include Annualized Base Rent from development property tenants open for business as of March 31, 2009.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.

3	Represents the three largest tenants that occupy at least 10,000 square feet of GLA at the property, including non-owned anchors.

4	A third party manages this property.

p.35	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

OPERATING RETAIL PROPERTIES – TABLE II (CONTINUED)

Property	State	MSA	Annualized Base Rent Revenue[1]	Annualized Ground Lease Revenue	Annualized Total Retail Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA[2]	Major Tenants and Non-Owned Anchors[3]

Traders Point II	IN	Indianapolis	$733,838	$-	$733,838	1.27%	$27.05
Whitehall Pike	IN	Bloomington	1,014,000	-	1,014,000	1.66%	7.86	Lowe’s Home Improvement Center
Zionsville Place	IN	Indianapolis	234,020	-	234,020	0.38%	20.89
Ridge Plaza	NJ	Oak Ridge	1,596,541	-	1,596,541	2.61%	16.27	A&P Grocery, CVS
Eastgate Pavilion	OH	Cincinnati	2,366,522	-	2,366,522	3.87%	10.02	Best Buy, Dick’s Sporting Goods, Value City Furniture
Cornelius Gateway	OR	Portland	216,550	-	216,550	0.35%	19.21	Fedex/Kinkos
Shops at Otty	OR	Portland	249,665	136,300	385,965	0.63%	28.29	Wal-Mart (non-owned)
Burlington Coat Factory	TX	San Antonio	510,150	-	510,150	0.83%	4.75	Burlington Coat Factory
Cedar Hill Village	TX	Dallas	686,247	-	686,247	1.12%	16.45	24 Hour Fitness, JC Penny (non-owned)
Market Street Village	TX	Hurst	1,445,386	115,700	1,561,086	2.55%	11.89	Jo-Ann Fabric, Ross Dress for Less
Plaza at Cedar Hill	TX	Dallas	3,302,669	-	3,302,669	5.41%	12.73	Hobby Lobby, Office Max, Ross Dress for Less, Old Navy, Marshalls, Sprouts Farmers Market
Plaza Volente	TX	Austin	2,229,470	100,000	2,329,470	3.81%	15.27	H-E-B Grocery
Preston Commons	TX	Dallas	640,708	-	640,708	1.05%	25.15	Lowe’s Home Improvement (non-owned)
Sunland Towne Centre	TX	El Paso	2,629,500	104,809	2,734,309	4.48%	9.58	HMY Roomstore, Kmart, Bed Bath & Beyond
50th & 12th	WA	Seattle	475,000	-	475,000	0.78%	32.76	Walgreens
Gateway Shopping Center	WA	Seattle	1,730,132	229,500	1,959,632	3.21%	22.49	Petsmart, Ross Dress for Less, Rite Aid
Sandifur Plaza	WA	Pasco	196,320	-	196,320	0.32%	18.96
		TOTAL	$57,054,095	$4,047,025	$61,101,120	100%	$12.79

See prior page for footnote disclosure

p.36	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

OPERATING COMMERCIAL PROPERTIES

As of March 31, 2009

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent[1]	Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants

Indiana
30 South[3]	Indianapolis	1905/2002	Redeveloped	298,346	95.3%	$5,012,817	77.3%	$16.80	Indiana Supreme Court, City Securities, Kite Realty Group
Pen Products	Indianapolis	2003	Acquired	85,875	100.0%	834,705	12.9%	9.72	Indiana Dept. of Administration
Union Station Parking Garage[2]	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking Management Agreement
Indiana State Motorpool	Indianapolis	2004	Developed	115,000	100.0%	639,400	9.9%	5.56	Indiana Dept. of Administration

			TOTAL	499,221	97.2%	$6,486,922	100.0%	$12.99

____________________
1	Annualized Base Rent represents the monthly contractual rent for March 2009 for each applicable property, multiplied by 12.

2	The garage is managed by a third party.

3	Annualized Base Rent includes $890,942 from the Company and subsidiaries as of March 31, 2009.

p.37	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09

RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN1

As of March 31, 2009

	Owned Gross Leasable Area				Percent of Owned GLA Leased			Annualized Base Rent[1]				Annualized Base Rent per Leased Sq. Ft.

Property	State	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Ground Lease	Total	Anchors	Shops	Total

Bayport Commons	FL	71,563	23,193	94,756	100.0%	62.4%	90.8%	$1,107,187	$456,261	$ -	1,563,448	$15.48	$31.51	$18.18
Eagle Creek Lowe's	FL	-	-	-	0.0%	0.0%	0.0%	-	-	800,000	800,000	-	-	-
Estero Town Commons	FL	-	25,600	25,600	0.0%	75.8%	75.8%	-	574,962	871,000	1,445,962	-	29.62	29.62
Indian River Square	FL	116,342	27,904	144,246	100.0%	87.5%	97.6%	973,085	463,871	-	1,436,956	8.36	19.01	10.21
International Speedway Square	FL	200,401	20,500	220,901	83.8%	63.3%	81.9%	1,700,041	247,506	362,900	2,310,447	10.12	19.08	10.77
King's Lake Square	FL	49,805	35,692	85,497	100.0%	90.8%	96.2%	358,890	788,419	-	1,147,309	7.21	24.33	13.96
Pine Ridge Crossing	FL	65,999	39,516	105,515	100.0%	89.6%	96.4%	627,628	901,250	-	1,528,878	9.46	25.45	15.02
Riverchase Plaza	FL	48,890	29,450	78,340	100.0%	100.0%	100.0%	386,231	743,876	-	1,130,107	7.90	25.22	14.42
Shops at Eagle Creek	FL	51,703	24,241	75,944	49.3%	74.6%	57.4%	356,678	394,558	-	751,236	14.00	21.80	17.24
Tarpon Springs Plaza	FL	60,151	22,395	82,546	100.0%	94.6%	98.5%	1,144,008	681,909	128,820	1,954,737	19.02	32.19	22.45
Wal-Mart Plaza	FL	138,323	39,503	177,826	100.0%	91.0%	98.0%	554,049	381,956	-	936,005	4.01	10.62	5.37
Waterford Lakes Village	FL	51,703	26,245	77,948	100.0%	78.0%	92.6%	408,452	459,169	-	867,621	7.90	22.44	12.02
Kedron Village	GA	68,845	88,563	157,408	100.0%	79.7%	88.6%	849,648	1,588,489	-	2,438,137	12.34	22.51	17.49
Publix at Acworth	GA	37,888	31,740	69,628	100.0%	95.6%	98.0%	337,203	473,564	-	810,767	8.90	15.61	11.88
The Centre at Panola	GA	51,674	21,405	73,079	100.0%	100.0%	100.0%	413,392	466,946	-	880,338	8.00	21.81	12.05
Fox Lake Crossing	IL	65,977	33,095	99,072	100.0%	54.1%	84.7%	775,230	400,614	-	1,175,844	11.75	22.36	14.02
Naperville Marketplace	IL	61,683	21,607	83,290	100.0%	51.0%	87.3%	702,879	218,331	-	921,210	11.40	19.81	12.67
50 South Morton	IN	-	2,000	2,000	0.0%	100.0%	100.0%	-	114,000	-	114,000	-	57.00	57.00
54th & College	IN	-	-	-	0.0%	0.0%	0.0%	-	-	260,000	260,000	-	-	-
Beacon Hill	IN	-	57,321	57,321	0.0%	60.4%	60.4%	-	603,069	60,000	663,069	-	17.42	17.42
Boulevard Crossing	IN	73,440	50,256	123,696	100.0%	90.9%	96.3%	851,460	835,690	-	1,687,150	11.59	18.30	14.16
Bridgewater Marketplace	IN	-	26,000	26,000	0.0%	36.0%	36.0%	-	189,863	-	189,863	-	20.30	20.30
Cool Creek Commons	IN	63,600	60,978	124,578	100.0%	100.0%	100.0%	643,200	1,470,762	-	2,113,962	10.11	24.12	16.97
Fishers Station	IN	57,000	57,457	114,457	100.0%	59.1%	79.5%	575,000	525,136	-	1,100,136	10.09	15.46	12.10
Geist Pavilion	IN	27,955	36,159	64,114	100.0%	70.9%	83.6%	383,546	516,725	-	900,271	13.72	20.15	16.80
Glendale Town Center	IN	329,588	73,739	403,327	100.0%	58.4%	92.4%	1,207,305	901,158	168,996	2,277,459	3.66	20.92	5.66
Greyhound Commons	IN	-	-	-	0.0%	0.0%	0.0%	-	-	202,500	202,500	-	-	-
Hamilton Crossing Centre	IN	30,722	51,702	82,424	100.0%	93.2%	95.8%	345,623	1,043,741	71,500	1,460,864	11.25	21.65	17.60
Martinsville Shops	IN	-	10,986	10,986	0.0%	100.0%	100.0%	-	160,815	-	160,815	-	14.64	14.64
Red Bank Commons	IN	-	34,308	34,308	0.0%	69.8%	69.8%	-	359,292	-	359,292	-	15.00	15.00
Stoney Creek Commons	IN	49,330	-	49,330	100.0%	0.0%	100.0%	464,755	-	-	464,755	9.42	-	9.42
The Centre4	IN	18,720	61,969	80,689	100.0%	95.5%	96.5%	170,352	889,956	-	1,060,308	9.10	15.04	13.61
The Corner	IN	12,200	30,345	42,545	100.0%	95.0%	96.4%	88,450	523,864	-	612,314	7.25	18.17	14.92
Traders Point	IN	238,721	40,837	279,558	100.0%	87.8%	98.2%	3,127,248	830,087	435,000	4,392,335	13.10	23.16	14.41
Traders Point II	IN	-	46,600	46,600	0.0%	61.4%	61.4%	-	773,838	-	773,838	-	27.05	27.05
Whitehall Pike	IN	128,997	-	128,997	100.0%	0.0%	100.0%	1,014,000	-	-	1,014,000	7.86	-	7.86
Zionsville Place	IN	-	12,400	12,400	0.0%	90.3%	90.3%	-	234,020	-	234,020	-	20.89	20.89
Ridge Plaza	NJ	69,612	45,476	115,088	100.0%	62.7%	85.3%	997,762	598,779	-	1,596,541	14.33	21.00	16.27
Eastgate Pavilion	OH	231,730	4,500	236,230	100.0%	100.0%	100.0%	2,233,771	132,750	-	2,366,522	9.64	29.50	10.02
Cornelius Gateway	OR	-	21,000	21,000	0.0%	53.7%	53.7%	-	216,550	-	216,550	-	19.21	19.21
Shops at Otty	OR	-	9,845	9,845	0.0%	89.6%	89.6%	-	249,665	136,300	385,965	-	28.29	28.29
Burlington Coat Factory	TX	107,400	-	107,400	100.0%	0.0%	100.0%	510,150	-	-	510,150	4.75	-	4.75
Cedar Hill Village	TX	32,231	12,031	44,262	100.0%	78.8%	94.2%	483,465	202,782	-	686,247	15.00	21.39	16.45
Market Street Village	TX	136,746	19,879	156,625	75.2%	94.0%	77.6%	1,028,209	417,177	115,700	1,561,086	9.99	22.33	11.89
Plaza at Cedar Hill	TX	227,106	72,741	299,847	84.8%	92.0%	86.5%	1,954,009	1,348,660	-	3,302,669	10.15	20.15	12.73
Plaza Volente	TX	105,000	51,333	156,333	100.0%	79.9%	93.4%	1,155,000	1,074,470	100,000	2,329,470	11.00	26.20	15.27
Preston Commons	TX	-	27,539	27,539	0.0%	92.5%	92.5%	-	640,708	-	640,708	-	25.15	25.15
Sunland Towne Centre	TX	277,131	30,343	307,474	89.2%	90.1%	89.0%	2,159,495	470,005	104,809	2,734,309	8.73	17.19	9.58
50th & 12th	WA	14,500	-	14,500	100.0%	0.0%	100.0%	475,000	-	-	475,000	32.76	-	32.76
Gateway Shopping Center	WA	64,637	36,312	100,949	100.0%	33.9%	76.2%	1,337,747	392,385	229,500	1,959,632	20.70	31.90	22.49
Sandifur Plaza	WA	-	12,552	12,552	0.0%	82.5%	82.5%	-	196,320	-	196,320	-	18.96	18.96

TOTAL		3,437,313	1,507,257	4,944,570	95.4%	78.4%	90.2%	$31,900,146	$25,153,949	$4,047,025	$61,101,120	$ 9.72	$21.28	$12.79

____________________
1	This table does not include annualized base rent from development property tenants open for business as of March 31, 2009.

p.38	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/09